SGI Reports Fourth Quarter and Fiscal Year 2013 Financial Results

FREMONT, CA -- (Marketwired - August 07, 2013) - SGI (NASDAQ: SGI), the trusted leader in technical computing and Big Data, today reported financial results for its fiscal fourth quarter and year ended June 28, 2013.

Total revenue for the fiscal fourth quarter was $171 million, which compares with $233 million in the previous quarter and $179 million in the fiscal fourth quarter of 2012. For fiscal year 2013, total revenue was $767 million, an increase of 2% from $753 million in fiscal year 2012.

GAAP net loss for the fiscal fourth quarter was $4 million, or $(0.13) per diluted share, which compares with net income of $9 million, or $0.27 per diluted share, in the prior quarter, and a net loss of $18 million, or $(0.58) per diluted share, in the fourth quarter of fiscal 2012. Non-GAAP net income for the quarter was $6 million, or $0.17 per diluted share, which compares with non-GAAP net income of $6 million, or $0.18 per diluted share, in the prior quarter and a non-GAAP net loss of $3 million, or $(0.10) per diluted share, in the year-ago period.

For fiscal year 2013, GAAP net loss was $3 million, or $(0.09) per diluted share, which compares with a net loss of $24 million, or $(0.77) per diluted share in fiscal 2012. On a non-GAAP basis, the company reported full-year net income of $12 million, or $0.36 per diluted share, which compares with net income of $4 million, or $0.12 per diluted share in fiscal 2012.

A reconciliation of the company's GAAP to non-GAAP results is included in the tables accompanying this press release.

Cash as of the end of the fiscal fourth quarter was $179 million, which compares with $153 million for the prior quarter and $94 million (net of debt outstanding) as of the same period a year ago.

"We achieved another solid financial quarter, capping a year in which we tripled non-GAAP net income and nearly doubled the company's net cash balance, while repositioning SGI for more profitable growth in fiscal 2014," said Jorge Titinger, president and CEO of SGI. "In fiscal year 2014, we expect to achieve solid double-digit revenue growth in our core high-performance computing (HPC), storage, and Big Data solutions, while managing the run-off of our lower margin legacy cloud infrastructure business. We are on track with our operational and financial objectives for the year, including further improvement in profitability, however because of the timing of many large deal opportunities as well as the ramp of new products, we expect our financial performance to be weighted toward the second half of the fiscal year."

Recent Highlights

  SGI announced on August 5 that SKODA Auto has selected SGI® ICE X and SGI® UV™ 2000 computing systems to augment its computer-aided engineering (CAE) system. The new systems allow engineers to reduce processing time and improve design efficiency, quality and safety, speeding up the development process and making it even more cost effective.
  On July 1, SGI selected Jabil as its primary global manufacturing services and supply chain management provider, subject to completion of definitive agreements.
  Princeton University announced on June 24 that it deployed SGI Rackable® servers in the Department of Geosciences to drive next-generation earthquake research.
  On June 17, SGI announced that the United States Department of Defense (DoD) has deployed the SGI ICE X HPC system for its supercomputer Spirit, making it the 14th fastest supercomputer in the world according to TOP500 (www.top500.org).
  Translational Research Institute (TRI) in Australia announced on June 4 that it has selected SGI to provide a big data HPC solution powered by SGI UV 2000 shared memory platform, SGI® Rackable clusters and SGI® InfiniteStorage™ to accelerate results at its new state-of-the-art research center.
  On May 23, NASA's Ames Research Center announced that it has selected an SGI UV 2000 shared memory system to support more than a thousand active users around the country who are doing research for earth sciences, space and aeronautics missions.
  CQUniversity Australia announced on May 6 that it has selected SGI to supply new HPC server and storage infrastructure to accelerate its research projects. With the deployment of the SGI Rackable HPC system, CQUniversity can now analyze, store and process big data in record time, increasing ROI and results for healthcare and environmental projects.

Outlook for Fiscal Q1 2014
The company provides technical computing solutions to large government, public, and commercial customers. Any given customer deal can include a varying mix of compute and storage hardware, software, and services, and generally will carry terms that result in most of the product revenue associated with the deal being recognized upon final shipment or acceptance of the system. The timing of final delivery or acceptance of large deals is difficult to predict and can cause significant swings in quarterly revenue. Management provides guidance on quarterly revenue and other items based on its current expectations of the timing of revenue and associated costs; however there can be no assurance that revenues and associated costs will be recognized according to expected schedules and management assumes no obligation to update its guidance if the timing of revenues or other circumstances in the business differ from current expectations.

For the first quarter ending September 27, 2013, the company is providing the following guidance:

  Revenue for the first fiscal quarter is expected to be $160 million to $170 million.
  GAAP net loss per diluted share for the first fiscal quarter is expected to be $(0.14) to $(0.07) and is expected to reflect approximately $7 million of total adjustments, including restructuring and severance charges, stock-based compensation expense, and intangibles amortization.
  Non-GAAP net income per diluted share for the first fiscal quarter is expected to be $0.07 to $0.14 and is expected to exclude the $7 million of total adjustments mentioned above.

A live webcast of the earnings conference call will be available on the Investor Relations section of SGI's website at investors.sgi.com beginning at 1:30 p.m. PT (4:30 p.m. ET). A replay of the webcast will be available approximately two hours after the conclusion of the call and will remain available until the next earnings call.

The public can also listen to the earnings conference call by dialing (888) 463-5422 (toll-free) or (970) 315-0484 (international). An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available for five days and can be accessed by dialing (855) 859-2056 (toll-free) or (404) 537-3406 (international) and entering the confirmation code: 18057562.

About SGI
SGI, the trusted leader in technical computing, is focused on helping customers solve their most demanding business and technology challenges. Visit www.sgi.com for more information.

Connect with SGI on Twitter (@sgi_corp), YouTube (youtube.com/sgicorp), Facebook (facebook.com/sgiglobal) and LinkedIn.

Cautionary Statement Regarding Forward Looking Statements
The statements made in this press release regarding projected financial results, financial objectives, and strategic plans, including SGI's 2014 first fiscal quarter financial guidance, anticipated growth and profitability, and certain statements made in the earnings conference call, are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Actual results could differ materially from those described by these statements due to a number of uncertainties, including, but not limited to:

  Fluctuations in the buying patterns and sizes of customer orders from one quarter to the next;
  Increased competition causing SGI to sell products or services at lower margins than expected;
  Lengthy acceptance cycles of SGI's products by certain customers, development or product delivery delays, and delays in obtaining necessary components from suppliers;
  The addition of new customers or loss of existing customers;
  Customer concentration risks;
  Substantial sales to U.S. government entities, which are subject to the government's budgetary constraints;
  Write-offs of excess and obsolete inventory;
  Unexpected changes in the price for, and the availability of, components from SGI's suppliers;
  SGI's ability to enhance its products with new and better designs and functionality;
  Actions taken by competitors, such as new product announcements or introductions or changes in pricing; and
  Market acceptance of newer products.

In addition, SGI's actual revenue, earnings per share and other projections on a GAAP and non-GAAP basis for the fiscal quarter ending September 27, 2013 could differ materially from the targets stated under "Outlook for Fiscal Q1 2014" above for a number of reasons, including, but not limited to (i) application of the actual consolidated GAAP and non-GAAP tax rates for such periods, or judgment by management to increase or decrease an income tax asset or liability, (ii) a determination by SGI that any portion of its goodwill or intangible assets have become impaired, (iii) changes in the anticipated amount of employee stock-based compensation expense recognized on SGI's financial statements, (iv) increases or decreases to estimated capital expenditures, (v) changes driven by new accounting or tax rules, regulations, interpretations or guidance, (vi) changes in the anticipated amounts and timing of restructuring charges to be incurred and cost savings expected to be realized from our restructuring actions in Europe, (vii) charges or gains resulting from litigation or dispute settlement, and (viii) other risks as detailed in SGI's filings with the Securities and Exchange Commission ("SEC"), including those described in SGI's Annual Report on Form 10-K under the caption "Risk Factors" filed with the SEC on Sept. 10, 2012, which are available at the SEC's web site at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. SGI undertakes no obligation to update the information in this earnings release or the related earnings conference call, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Use of Non-GAAP Financial Measures
This press release and the related earnings conference call include financial measures that are not determined in accordance with U.S. general accepted accounting principles ("GAAP"), including non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in evaluating the company's operating performance and analyzing our business operations. Management excludes the following items from one or more of non-GAAP measures: (1) share-based compensation; (2) amortization of intangible assets; (3) restructuring and severance charges; and (4) other non-recurring costs, including settlements and other items. These measures are adjusted as described in the reconciliation of GAAP and non-GAAP numbers at the end of this release, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring.

In addition, management uses these non-GAAP financial measures to facilitate its review of the comparability of SGI's core operating performance on a period to period basis as well as to better understand the fundamental economics of a specific period's operational and financial performance. Management uses this view of SGI's operating performance for purposes of comparison with its business plan and individual operating budgets and allocations of resources.

Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating SGI's financial and operational performance in the same way that management evaluates the company's financial performance. However, these non-GAAP financial measures have limitations as an analytical tool, as they exclude the financial impact of transactions necessary or advisable for the conduct of SGI's business, such as the granting of equity compensation awards and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Hence, to compensate for these limitations, management does not review these non-GAAP financial metrics in isolation from its GAAP results, nor should investors. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between SGI's GAAP and non-GAAP financial results is provided at the end of this press release. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in SGI's SEC filings.

© 2013 SGI. SGI and its product names and logos are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

                    Silicon Graphics International Corp.
         UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share amounts)

                                  Three Months Ended    Twelve Months Ended
                                 --------------------  --------------------
                                  June 28,   June 29,   June 28,   June 29,
                                    2013       2012       2013       2012
                                 ---------  ---------  ---------  ---------

Revenue                          $ 170,532  $ 179,488  $ 767,227  $ 752,987
Cost of revenue                    123,746    142,002    578,175    559,170
                                 ---------  ---------  ---------  ---------

Gross profit                        46,786     37,486    189,052    193,817
                                 ---------  ---------  ---------  ---------

Operating expenses:
  Research and development          15,594     14,929     60,611     62,356
  Sales and marketing               19,671     21,692     78,730     88,414
  General and administrative        12,821     14,161     54,317     62,021
  Restructuring                      3,967      2,340      9,048      2,469
                                 ---------  ---------  ---------  ---------
    Total operating expenses        52,053     53,122    202,706    215,260
                                 ---------  ---------  ---------  ---------

Loss from operations                (5,267)   (15,636)   (13,654)   (21,443)
                                 ---------  ---------  ---------  ---------

  Interest income (expense), net       (33)      (147)      (311)      (297)
  Other income (expense), net         (225)    (1,490)    (1,478)    (1,720)
                                 ---------  ---------  ---------  ---------
    Total other income (expense),
     net                              (258)    (1,637)    (1,789)    (2,017)
                                 ---------  ---------  ---------  ---------
Loss before income taxes            (5,525)   (17,273)   (15,443)   (23,460)
Income tax (benefit) provision      (1,060)     1,113    (12,623)     1,001

                                 ---------  ---------  ---------  ---------
Net loss                         $  (4,465) $ (18,386) $  (2,820) $ (24,461)
                                 =========  =========  =========  =========

Basic and diluted net loss per
 share                           $   (0.13) $   (0.58) $   (0.09) $   (0.77)
                                 =========  =========  =========  =========

Shares used in computing basic
 and diluted net loss per share     33,859     31,947     32,909     31,653
                                 =========  =========  =========  =========

Share-based compensation by
 category is as follows:
Cost of revenue                  $     336  $     323  $   1,598  $   1,358
Research and development               504        390      2,250      1,938
Sales and marketing                    347        312      1,629      1,570
General and administrative           1,097      1,111      4,623      5,195
                                 ---------  ---------  ---------  ---------
Total                            $   2,284  $   2,136  $  10,100  $  10,061
                                 =========  =========  =========  =========

                    Silicon Graphics International Corp.
               UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                               (In thousands)

                                                      June 28,     June 29,
                                                        2013         2012
                                                    -----------  -----------
                       ASSETS
Current assets:
  Cash and cash equivalents                         $   175,181  $   104,851
  Current portion of restricted cash                        531          980
  Accounts receivable, net                               59,842       98,293
  Inventories                                            61,770      123,391
  Deferred cost of revenue                               21,204       49,407
  Prepaid expenses and other current assets              14,094       18,443
                                                    -----------  -----------
    Total current assets                                332,622      395,365
Non-current portion of restricted cash                    2,853        3,088
Property and equipment, net                              26,170       27,404
Intangible assets, net                                    4,643        8,675
Non-current portion of deferred cost of revenue           7,281       17,466
Other assets                                             34,284       44,882
                                                    -----------  -----------
      Total assets                                  $   407,853  $   496,880
                                                    ===========  ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                  $    51,531  $    69,448
  Credit facility                                             -       15,200
  Accrued compensation                                   28,504       24,246
  Other current liabilities                              35,364       48,587
  Current portion of deferred revenue                    86,357      124,924
                                                    -----------  -----------
    Total current liabilities                           201,756      282,405
Non-current portion of deferred revenue                  50,362       64,717
Long-term income taxes payable                           10,149       20,568
Retirement benefit obligations                           11,542       11,484
Other non-current liabilities                             3,790        6,814
                                                    -----------  -----------
    Total liabilities                                   277,599      385,988

Stockholders' equity                                    130,254      110,892
                                                    -----------  -----------
      Total liabilities and stockholders' equity    $   407,853  $   496,880
                                                    ===========  ===========

                    Silicon Graphics International Corp.
        RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                    (In thousands, except per share data)
                                 (Unaudited)

                                          Three Months Ended
                           ------------------------------------------------
                                             June 28, 2013

                              Net
                            (Loss)               Gross   Gross    Operating
                            Income      EPS     Profit   Margin   Expenses
                           --------  --------  -------- -------  ----------
GAAP                       $ (4,465) $  (0.13) $ 46,786      27% $   52,053

  Share-based
   compensation in cost
   of revenue           (1)     336      0.01       336       0%          -
  Share-based
   compensation in
   operating expenses   (1)   1,948      0.06         -       -      (1,948)
  Amortization of
   intangibles in cost
   of revenue           (1)     255      0.01       255       0%          -
  Amortization of
   intangibles in
   operating expenses   (1)     615      0.02         -       -        (615)
  Restructuring and
   severance in cost of
   revenue              (2)     872      0.02       872       1%          -
  Restructuring and
   severance in
   operating expenses   (2)   5,936      0.17         -       -      (5,936)
  Other non-recurring
   items in cost of
   revenue              (2)     161         -       161       0%          -
  Other non-recurring
   items in operating
   expenses             (2)     220      0.01         -       0%       (220)
  Canada tax benefits   (2)       -         -         -       -           -
                           --------  --------  -------- -------  ----------
Non-GAAP                   $  5,878  $   0.17  $ 48,410      28% $   43,334
                           ========  ========  ======== =======  ==========

Weighted average shares
 used in computing:
    Basic net income
     (loss) per share                  33,859
    Dilutive net income
     (loss) per share                  35,000

                                        Twelve Months Ended
                         ------------------------------------------------
                                           June 28, 2013

                            Net
                          (Loss)               Gross   Gross    Operating
                          Income      EPS     Profit   Margin   Expenses
                         --------  --------  -------- -------  ----------
GAAP                     $ (2,820) $  (0.09) $189,052      25% $  202,706

  Share-based
   compensation in cost
   of revenue               1,598      0.05     1,598       0%          -
  Share-based
   compensation in
   operating expenses       8,502      0.25         -       -      (8,502)
  Amortization of
   intangibles in cost
   of revenue               1,033      0.03     1,033       0%          -
  Amortization of
   intangibles in
   operating expenses       2,676      0.08         -       -      (2,676)
  Restructuring and
   severance in cost of
   revenue                  1,865      0.06     1,865       0%          -
  Restructuring and
   severance in
   operating expenses      12,100      0.36         -       -     (12,100)
  Other non-recurring
   items in cost of
   revenue                    161         -       161       0%          -
  Other non-recurring
   items in operating
   expenses                  (218)    (0.01)        -       -         218
  Canada tax benefits     (12,736)    (0.37)        -       -           -
                         --------  --------  -------- -------  ----------
Non-GAAP                 $ 12,161  $   0.36  $193,709      25% $  179,646
                         ========  ========  ======== =======  ==========

Weighted average shares
 used in computing:
    Basic net income
     (loss) per share                32,909
    Dilutive net income
     (loss) per share                33,814

                                         Three Months Ended
                         --------------------------------------------------
                                            June 29, 2012

                            Net                Gross    Gross     Operating
                           Loss       EPS     Profit    Margin    Expenses
                         --------  --------  --------  -------   ----------
GAAP                     $(18,386) $  (0.58) $ 37,486       21%  $   53,122

  Share-based
   compensation in
   cost of revenue    (1)     323      0.01       323        0%           -
  Share-based
   compensation in
   operating expenses (1)   1,813      0.06         -        -       (1,813)
  Amortization of
   intangibles in cost
   of revenue         (1)     371      0.01       371        0%           -
  Amortization of
   intangibles in
   operating expenses (1)     696      0.03         -        -         (696)
  Restructuring and
   severance in cost
   of revenue         (2)     148         -       148        0%           -
  Restructuring and
   severance in
   operating expenses (2)   2,811      0.09         -        0%      (2,811)
  Excess and obsolete
   inventory write-off
   in cost of revenue (2)  10,135      0.32    10,135        6%           -
  Other non-recurring
   items in costs of
   revenue            (2)  (1,222)    (0.04)   (1,222)      (1)%          -
  Other non-recurring
   items in operating
   expenses           (2)       -         -         -        0%           -
                         --------  --------  --------  -------   ----------
Non-GAAP                 $ (3,311) $  (0.10) $ 47,241       26%  $   47,802
                         ========  ========  ========  =======   ==========

Weighted average
 shares used in
 computing:
    Basic net income
     (loss) per share                31,947
    Dilutive net
     income (loss) per
     share                           31,947

                                      Twelve Months Ended
                       -------------------------------------------------
                                         June 29, 2012

                          Net
                        (Loss)               Gross    Gross    Operating
                        Income      EPS     Profit    Margin   Expenses
                       --------  --------  --------  -------  ----------
GAAP                   $(24,461) $  (0.77) $193,817       26% $  215,260

  Share-based
   compensation in
   cost of revenue        1,358      0.04     1,358        0%          -
  Share-based
   compensation in
   operating expenses     8,703      0.28         -        0%     (8,703)
  Amortization of
   intangibles in cost
   of revenue             1,736      0.05     1,736        0%          -
  Amortization of
   intangibles in
   operating expenses     3,454      0.11         -        0%     (3,454)
  Restructuring and
   severance in cost
   of revenue               148      0.00       148        0%          -
  Restructuring and
   severance in
   operating expenses     2,944      0.10         -        0%     (2,944)
  Excess and obsolete
   inventory write-off
   in cost of revenue    10,135      0.32    10,135        1%          -
  Other non-recurring
   items in costs of
   revenue               (1,222)    (0.04)   (1,222)       0%          -
  Other non-recurring
   items in operating
   expenses               1,000      0.03         -        0%     (1,000)
                       --------  --------  --------  -------  ----------
Non-GAAP               $  3,795  $   0.12  $205,972       27% $  199,159
                       ========  ========  ========  =======  ==========

Weighted average
 shares used in
 computing:
    Basic net income
     (loss) per share              31,653
    Dilutive net
     income (loss) per
     share                         31,653

                                          Three Months Ended
                          -------------------------------------------------
                                            March 29, 2013

                             Net                Gross   Gross     Operating
                           Income      EPS     Profit   Margin    Expenses
                          --------  --------  -------- -------   ----------
GAAP                      $  9,224  $   0.27  $ 52,492      23%  $   51,006
                                                                          -
  Share-based
   compensation in
   cost of revenue     (1)     391      0.01       391       0%           -
  Share-based
   compensation in
   operating expenses  (1)   2,418      0.07         -       -       (2,418)
  Amortization of
   intangibles in cost
   of revenue          (1)     255      0.01       255       0%           -
  Amortization of
   intangibles in
   operating expenses  (1)     668      0.02         -       -         (668)
  Restructuring and
   severance in cost
   of revenue          (2)      98         -        98       0%           -
  Restructuring and
   severance in
   operating expenses  (2)   1,646      0.05         -       -       (1,646)
  Other non-recurring
   items in operating
   expenses            (2)       -         -         -       -            -
  Canada tax benefits  (2)  (8,447)    (0.25)        -       -            -
                          --------  --------  -------- -------   ----------
Non-GAAP                  $  6,253  $   0.18  $ 53,236      23%  $   46,274
                          ========  ========  ======== =======   ==========

Weighted average
 shares used in
 computing:
    Basic net income
     (loss) per share                 33,201
    Dilutive net
     income (loss) per
     share                            34,467

NOTE: This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United
States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(1) Adjustments to exclude certain non-cash expenses such as share-based compensation and amortization of intangible assets.

(2) Adjustments to exclude the items discussed below because such items are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items.

  (a) Restructuring Charges and severance - Restructuring charges consist primarily of severance expense, facility closure and relocation costs.

  (b) Other non-recurring items include settlements and other items

           Silicon Graphics International Corp.
   RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP
                         MEASURES
  GAAP to NON-GAAP EARNINGS BEFORE INTEREST, TAXES, AND
                AMORTIZATION & DEPRECIATION
                      (In thousands)
                       (Unaudited)

                                           Three Months      Twelve Months
                                               Ended             Ended
                                         ----------------  ----------------
                                           June 28, 2013     June 28, 2013

GAAP - Loss before income taxes          $         (5,525) $        (15,443)

  Adjustments of GAAP to Non-GAAP
   earnings before income taxes (*)                10,343            27,717

                                         ----------------  ----------------
Non - GAAP Income before income taxes               4,818            12,274
                                         ----------------  ----------------
  Depreciation                                      2,719            10,560
  Interest income                                     (45)             (208)
  Interest expense                                     78               519
                                         ----------------  ----------------
Non-GAAP EBITDA                          $          7,570  $         23,145
                                         ================  ================

                                           Three Months      Twelve Months
                                               Ended             Ended
                                         ----------------  ----------------
                                           June 29, 2012     June 29, 2012

GAAP - Loss before income taxes          $        (17,273) $        (23,460)

  Adjustments of GAAP to Non-GAAP
   earnings before income taxes (*)                15,075            28,256

                                         ----------------  ----------------
Non - GAAP Loss before income taxes                (2,198)            4,796
                                         ----------------  ----------------
  Depreciation                                      2,287             9,384
  Interest income                                     (44)             (275)
  Interest expense                                    191               571
                                         ----------------  ----------------
Non-GAAP EBITDA                          $            236  $         14,476
                                         ================  ================

                                           Three Months
                                               Ended
                                         ----------------
                                          March 29, 2013

GAAP - Loss before income taxes          $          1,116

  Adjustments of GAAP to Non-GAAP
   earnings before income taxes (*)                 5,476

                                         ----------------
Non - GAAP Income before income taxes               6,592
                                         ----------------
  Depreciation                                      2,666
  Interest income                                     (66)
  Interest expense                                     77
                                         ----------------
Non-GAAP EBITDA                          $          9,269
                                         ================

(*) Refer to the Reconciliation of GAAP to Non-GAAP net
 income (loss) for further details

            SILICON GRAPHICS INTERNATIONAL CORP. AND SUBSIDIARIES
                           TRENDED FINANCIAL DATA
                  (In thousands, except per share amounts)
                                 (Unaudited)

                                 Q1 FY12    Q2 FY12    Q3 FY12    Q4 FY12
                                ---------  ---------  ---------  ---------

Revenue
  Product Revenue               $ 128,952  $ 143,043  $ 150,239  $ 134,499
  Service Revenue                  49,943     52,171     49,151     44,989
                                ---------  ---------  ---------  ---------
    Total revenue               $ 178,895  $ 195,214  $ 199,390  $ 179,488
                                =========  =========  =========  =========
Cost of revenue
  Product                       $  99,767  $ 112,316  $ 121,263  $ 113,800
  Service                          26,489     30,715     26,617     28,202
                                ---------  ---------  ---------  ---------
    Total cost of revenue       $ 126,257  $ 143,031  $ 147,880  $ 142,002
                                =========  =========  =========  =========
Gross margin by Product and
 Service
  Product Gross Margin               22.6%      21.5%      19.3%      15.4
  Service Gross Margin               47.0%      41.1%      45.8%      37.3
                                ---------  ---------  ---------  ---------
    Total gross margin               29.4%      26.7%      25.8%      20.9
                                =========  =========  =========  =========

    Total operating expenses    $  55,006  $  54,131  $  53,001  $  53,122
                                =========  =========  =========  =========

Net (loss) income               $  (2,657) $  (2,256) $  (1,162) $ (18,386
                                =========  =========  =========  =========

Earnings per share
  Basic net (loss) income per
   share                        $   (0.08) $   (0.07) $   (0.04) $   (0.58
  Diluted net (loss) income per
   share                        $   (0.08) $   (0.07) $   (0.04) $   (0.58
                                =========  =========  =========  =========
Shares used in computing net
 (loss) income per share
  Basic                            31,303     31,604     31,783     31,947
  Diluted                          31,303     31,604     31,783     31,947
                                ---------  ---------  ---------  ---------

                                  Q1 FY13    Q2 FY13    Q3 FY13    Q4 FY13
                                 ---------  ---------  ---------  ---------

Revenue
  Product Revenue                $ 146,315  $ 128,040  $ 187,140  $ 129,194
  Service Revenue                   46,566     43,186     45,448     41,338
                                 ---------  ---------  ---------  ---------
    Total revenue                $ 192,881  $ 171,226  $ 232,588  $ 170,532
                                 =========  =========  =========  =========
Cost of revenue
  Product                        $ 122,597  $  97,350  $ 152,523  $  99,469
  Service                           28,074     26,312     27,573     24,277
                                 ---------  ---------  ---------  ---------
    Total cost of revenue        $ 150,671  $ 123,662  $ 180,096  $ 123,746
                                 =========  =========  =========  =========
Gross margin by Product and
 Service
  Product Gross Margin         %      16.2%      24.0%      18.5%      23.0%
  Service Gross Margin         %      39.7%      39.1%      39.3%      41.3%
                                 ---------  ---------  ---------  ---------
    Total gross margin         %      21.9%      27.8%      22.6%      27.4%
                                 =========  =========  =========  =========

    Total operating expenses     $  49,203  $  50,444  $  51,006  $  52,053
                                 =========  =========  =========  =========

Net (loss) income              ) $  (8,680) $   1,101  $   9,224  $  (4,465)
                                 =========  =========  =========  =========

Earnings per share
  Basic net (loss) income per
   share                       ) $   (0.27) $    0.03  $    0.28  $   (0.13)
  Diluted net (loss) income per
   share                       ) $   (0.27) $    0.03  $    0.27  $   (0.13)
                                 =========  =========  =========  =========
Shares used in computing net
 (loss) income per share
  Basic                             32,166     32,410     33,201     33,859
  Diluted                           32,166     32,778     34,467     33,859
                                 ---------  ---------  ---------  ---------

            SILICON GRAPHICS INTERNATIONAL CORP. AND SUBSIDIARIES
                           TRENDED FINANCIAL DATA
                               (In thousands)
                                 (Unaudited)

                                 Q1 FY12    Q2 FY12    Q3 FY12    Q4 FY12
                                ---------  ---------  ---------  ---------

Total Revenue
  Americas                      $ 112,392  $ 109,721  $ 128,321  $ 123,311
  APJ                              40,106     56,873     44,660     28,753
  EMEA                             26,397     28,620     26,409     27,424
                                ---------  ---------  ---------  ---------
    Total revenue               $ 178,895  $ 195,214  $ 199,390  $ 179,488
                                =========  =========  =========  =========
Product Revenue
  Americas                      $  89,056  $  88,429  $ 107,580  $ 102,100
  APJ                              21,801     34,090     25,253     13,350
  EMEA                             18,095     20,524     17,406     19,049
                                ---------  ---------  ---------  ---------
    Total product revenue       $ 128,952  $ 143,043  $ 150,239  $ 134,499
                                =========  =========  =========  =========
Service Revenue
  Americas                      $  23,336  $  21,292  $  20,741  $  21,212
  APJ                              18,305     22,783     19,407     15,403
  EMEA                              8,302      8,096      9,003      8,374
                                ---------  ---------  ---------  ---------
    Total service revenue       $  49,943  $  52,171  $  49,151  $  44,989
                                =========  =========  =========  =========
Operating profit (loss) - GAAP
  Americas                      $    (133) $   1,868  $  (2,083) $ (10,346)
  APJ                                  78      1,883      1,749       (332)
  EMEA                             (2,313)    (5,699)    (1,157)    (4,958)
                                ---------  ---------  ---------  ---------
    Total operating (loss)
     profit                     $  (2,368) $  (1,948) $  (1,491) $ (15,636)
                                ---------  ---------  ---------  ---------

                                  Q1 FY13    Q2 FY13    Q3 FY13    Q4 FY13
                                 ---------  ---------  ---------  ---------

Total Revenue
  Americas                       $ 123,385  $ 112,358  $ 142,215  $ 118,550
  APJ                               44,434     27,735     36,314     28,084
  EMEA                              25,062     31,133     54,059     23,898
                                 ---------  ---------  ---------  ---------
    Total revenue                $ 192,881  $ 171,226  $ 232,588  $ 170,532
                                 =========  =========  =========  =========
Product Revenue
  Americas                       $ 101,642  $  91,698  $ 119,341  $  97,764
  APJ                               26,821     12,605     19,854     15,046
  EMEA                              17,852     23,737     47,945     16,384
                                 ---------  ---------  ---------  ---------
    Total product revenue        $ 146,315  $ 128,040  $ 187,140  $ 129,194
                                 =========  =========  =========  =========
Service Revenue
  Americas                       $  21,743  $  20,660  $  22,874  $  20,786
  APJ                               17,613     15,130     16,460     13,038
  EMEA                               7,210      7,396      6,114      7,514
                                 ---------  ---------  ---------  ---------
    Total service revenue        $  46,566  $  43,186  $  45,448  $  41,338
                                 =========  =========  =========  =========
Operating profit (loss) - GAAP
  Americas                       $   1,576  $   3,055  $   8,374  $     660
  APJ                               (1,411)    (1,265)     3,018       (816)
  EMEA                              (7,158)    (4,670)    (9,906)    (5,111)
                                 ---------  ---------  ---------  ---------
    Total operating (loss)
     profit                      $  (6,993) $  (2,880) $   1,486  $  (5,267)
                                 ---------  ---------  ---------  ---------

Contact Information:

SGI Investor Relations
John Swenson
+1-510-933-8370
jswenson@sgi.com

Ben Liao
+1-510-933-8430
bliao@sgi.com